Exhibit 99.2

High - quality Wireless Spatial Audio WiSA Technologies, Inc. Fourth Quarter 2022 Results March 16, 2023

Forward Looking Statements This presentation of WiSA Technologies, Inc . (NASDAQ : WISA) (the “Company” or “ WiSA ”) contains forward - looking statements within the meaning of Section 27 A of the Securities Act of 1933 , as amended, and Section 21 E of the Securities Exchange Act of 1934 , as amended . Readers are cautioned not to place undue reliance on these forward - looking statements . Actual results may differ materially from those indicated by these forward - looking statements as a result of risks and uncertainties impacting WiSA’s business including, current macroeconomic uncertainties associated with the COVID - 19 pandemic, our inability to predict or measure supply chain disruptions resulting from the COVID - 19 pandemic and other drivers, our ability to predict the timing of design wins entering production and the potential future revenue associated with design wins ; rate of growth ; the ability to predict customer demand for existing and future products and to secure adequate manufacturing capacity ; consumer demand conditions affecting customers’ end markets ; the ability to hire, retain and motivate employees ; the effects of competition, including price competition ; technological, regulatory and legal developments ; developments in the economy and financial markets and other risks detailed from time to time in the Company’s filings with the Securities and Exchange Commission, including those described in “Risk Factors” in our Annual Report on Form 10 - K for the year ended December 31 , 2022 , as revised or updated for any material changes described in any subsequently - filed Quarterly Reports on Form 10 - Q . The information in this presentation is as of the date hereof and the Company undertakes no obligations to update unless required to do so by law . * WiSA Ready TVs, gaming PCs and console systems are "ready" to transmit audio to WiSA Certified speakers when a WiSA USB Transmitter is plugged in and a user interface is activated through an APP or product design like LG TVs. © SoundSend , The WiSA logo, WiSA , WiSA Ready, and WiSA Certified are trademarks, or certification marks of WiSA LLC. Third - party trade names, trademarks and product names are the intellectual property of their respective owners and product names ar e the intellectual property of their respective owners.

Overview of Business • WiSA E is a compelling technology advancement • WiSA DS is being specified for design and building of SB • Marketing focused immersive audio products with Atmos upfiring speakers • Consumer electronics industry is still in a slump from overbuilding and weak consumer demand • Operation Expenses will drop by $1M+ from Q4 to Q1 • Expect Revenue growth YOY for full year 2023

Bringing Spatial Audio to the Mass Markets

WiSA's vision is to become the spatial audio standard across the audio marketplace and become natively embedded in OEM SoCs

Enter the marketplace by selling audiophile quality chips to early adopters within high-end audio

Leverage success in high-end market to gain mass market adoption through deployment of low-cost IoT modules

Establish WiSA as the standard for wireless spatial audio; become natively embedded in OEM SoCs

WiSA HT
(Home Theater)

- 5GHz with DFS support
- 8 channels
- Fix Ultra low latency (5ms)
- Tight speaker sync
- 24-bit audio
- Up to 96KHz sample rates

WiSA DS
(Discrete Systems)

- Low-cost 2.4GHz IoT transceiver
- (4+Sub) audio channels
- Fixed transport latency (40ms)
- Tight speaker sync
- 16-bit audio
- 48KHz sample rate
- Spatial audio support (audio plus data)

WiSA E
(Embedded Modules)

- 5GHz IoT transceiver
- 6 audio channels (future 8-10)
- Fixed transport latency (20ms)
- Tight speaker sync
- 24-bit audio
- up to 192KHz sample rate
- Spatial audio support (audio plus data)

WiSA E
(Embedded Software)

- 5GHz IoT transceiver
- 6 audio channels (future 8-10)
- Fixed transport latency (20ms)
- Tight speaker sync
- 24-bit audio
- up to 192KHz sample rate
- Spatial audio support (audio plus data)

Proprietary Wireless — Wi-Fi Compatible (RTOS, Linux) — Embedded Software

2015 – 2021 | **2022** | **2023** | **2024**

CES Demo’s and Asian Roadshow • 22 separate companies • WiSA HT – 5.1.2 ATMOS ▪ Still perceived as the industry leader for best performance for wireless audio • WiSA DS – 5.1.4 ATMOS Soundbar ▪ Its 3D sound mesmerized, but its target price surprised everyone • WiSA E – 5.1 ▪ Blew their socks off with Top Gun • Embedded 3.1 Android Proof of Concept Korea, Japan, and Taiwan March Roadshow completed

WiSA DS – Customer Response WiSA DS Rx WiSA DS Tx Relative to Primary Competitor: • More audio channels • Stronger wireless performance • Lower Price < $15 for wireless modules

WiSA DS in Soundbars • Multiple design starts in smaller companies • RFQs (requests for quote) from larger audio brand to ODMs specifying WiSA DS has begun • Compelling consumer audio experience: Feature Sonos Arc Platin Audio Rio MSRP $899 $899 Rear speakers No Yes Sub Woofer No Yes Rear upfiring speakers No Yes Front upfiring speakers Yes Yes

WiSA E TV Integration Benefits Consumer is paying for two devices (TV and soundbar) that have the duplicative functionality, except connectivity to external audio speakers Soundbar Impact of WiSA E integrated into TV Wi - Fi Chip Added to TV (phase I, eliminated with IP) Eliminate RF Module expense Dolby Atmos Royalty Eliminate/reduce Dolby Atmos Royalty Soundbar’s SoC Eliminate HDMI Connects Eliminate Other input/output expense in soundbar Eliminate Atmos HDMI Cable Eliminate Streaming Services Eliminate … Net impact to consumer is $100s of savings for better audio experience!

WiSA Wave and Marketing

wisa

- 2022 WiSA Wave results:
  - 1M+ visitors, 2.1M page views
- Mid-year 2022 marketing pivoted from WiSA to WiSA Certified with Platin Audio products
  - Increased consumer awareness of WiSA as measured through organic visitors
  - Streamlined buying process of Platin Audio speakers
- In 2023, tuning marketing messages to everything Atmos to support WiSA's technology strength in delivering more audio channels than other solutions: For example

CEPro **Platin's updated Monaco 5.1.2 home theater system adds Dolby Atmos to its WiSA-powered offering to create an affordable yet impressive home cinema experience**

- Coming soon Platin Audio Soundbar with 5.1.4 enabled by WiSA DS

State of the Industry • CE industry has a glut of inventory from lower consumer demand post Covid • Impacting our sales as customers push back/cancel POs • Will continue to impact first half 2023 • Expect full year growth YOY based on: • New WiSA HT designs going into production • New WiSA DS designs going into production • Launch of Platin Audio’s Rio 5.1.4 Soundbar • Core customers’ inventories reducing

$0.6 $0.9 $0.9 $0.9 $2.4 $6.5 $3.4 Q1 '22A Q2 '22A Q3 '22A Q4 '22A 2020A 2021A 2022A Revenue ($ in M) Full Year 2022 • $3.4M revenue, down 49 % vs. $6.5M in 202 1 • 11.7 % gross margin, vs. in 28.5 % in 2021 • $18.4M opex , including $2.2M of non - cash, vs. $13.4M, including $1.5M of non - cash in 2021 • $0.9M revenue for each of last 3 quarters 2022 • $2.9M cash 12/31/2022 $7.6 Million Public Offering Closed Dec. 1, 2022 $6.2 Million Registered Direct Offering Closed February 3, 2023 Revenue Guidance • Full year revenue growth in 2023 compared to 2022, driven by new product launches in 2H 2023 Financial Overview

Key Highlights Highly - differentiated multichannel wireless audio technology with implementations in premium audio brands 1 World - class premium technology porte d to low - cost IoT chips to address mass market audio systems with software roadmap to address TAM of over 2 billion units 2 Establishment and management of the Wireless Speaker and Audio Association with interoperability specification, testing, and compliance standard 3 30+ brands have designed WiSA technologies into their products 4 Strong IP position and significant patent coverage 5 Strong revenue growth from modules sales, audio systems sales, and licensing 6

WiSA and Platin Audio